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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 29, 2004



                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       Delaware                      333-113636                   20-0842986
 ----------------------------        -----------              ----------------
 (STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                 10179
    ---------------------                                        ----------
    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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

Item 8.01. Other Events.
           -------------

                  On or about September 30, 2004, the Registrant will cause the issuance and sale of approximately $431,509,000 initial principal amount of Bear Stearns Asset Backed Securities I Trust 2004-AC5, Asset-Backed Certificates, Series 2004-AC5 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2004, between the Registrant as depositor, EMC Mortgage Corporation, as seller and company, Wells Fargo Bank, National Association, as master servicer and securities administrator and U.S. Bank National Association, as trustee.

                  In connection with the sale of the Series 2004-AC5, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2 Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-113636, which computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.




                                     - 3 -
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Item 9.01(c). Financial Statements, PRO FORMA Financial Information and Exhibits
              -----------------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------


                      Item 601(a) of
                      Regulation S-K
      Exhibit No.      Exhibit No.                  Description
      -----------      -----------                  -----------
           1                99               Computational
                                             Materials--Computational Materials
                                             (as defined in Item 5) that have
                                             been provided by the Underwriter to
                                             certain prospective purchasers of
                                             Bear Stearns Asset Backed
                                             Securities I Trust 2004-AC5,
                                             Asset-Backed Certificates, Series
                                             2004-AC5 (filed in paper pursuant
                                             to the automatic SEC exemption
                                             pursuant to Release 33-7427, August
                                             7, 1997)



                                     - 4 -
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          BEAR STEARNS ASSET BACKED
                                          SECURITIES I LLC



                                          By:     /s/ Baron Silverstein
                                              --------------------------------
                                          Name:   Baron Silverstein
                                          Title:  Vice President



Dated: September 29, 2004

                                  EXHIBIT INDEX


                     Item 601(a) of      Sequentially
                     Regulation S-K      Numbered
Exhibit Number       Exhibit No.         Description                    Page
--------------       -----------         -----------                    ----
1                    99                 Computational Materials        Filed
                                                                       Manually